UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        November 14, 2017
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

inTEST Corporation (the “Company”) is filing this Current Report on Form 8-K to update its historical financial statements and Management’s Discussion and Analysis included in its Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) to reflect changes to the Company’s reporting segments that were made beginning in 2017. As previously disclosed in the 2016 Form 10-K, the Company began the process in 2016 of reorganizing its business segments by combining its Mechanical Products and Electrical Products segments. The Company’s other reporting segment was, and continues to remain, unchanged. As a result of such reorganization, the Company’s reporting segments changed, and, effective January 1, 2017, the Company reports information about its segments based on two product segments, Thermal Solutions and Electromechanical Semiconductor Products. Exhibit 99.1 of this Current Report on Form 8-K contains the updated historical financial statements and Management’s Discussion and Analysis to reflect the change in reporting segments.

In order to preserve the nature and character of the disclosures set forth in the 2016 Form 10-K, the items included in this Current Report on Form 8-K have been updated solely for matters relating specifically to the combination of the Company’s reportable segments, as described above. The items included in Exhibit 99.1 of this Current Report on Form 8-K do not modify or update other disclosures presented in the 2016 Form 10-K to reflect events or occurrences after the date of filing the 2016 Form 10-K. The information in Exhibit 99.1 to this Current Report on Form 8-K should therefore be read in conjunction with the 2016 Form 10-K and all filings made by the Company with the Securities and Exchange Commission subsequent to the filing of the 2016 Form 10-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

23.1	Consent of RSM US LLP.

99.1

Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data from inTEST Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

101	XBRL Documents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary, Treasurer and Chief Financial Officer

Date:   November 14, 2017